Supplement to the
Strategic Advisers® Fidelity® Emerging Markets Fund
July 29, 2023
Prospectus

The Board of Trustees has approved, subject to shareholder approval, a new sub-advisory agreement with Fidelity Diversifying Solutions LLC (FDS) and new sub-subadvisory agreements between FDS and each of FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited and Fidelity Management & Research (Hong Kong) Limited on behalf of the fund.  A meeting of the shareholders of the fund is expected to be held in the third quarter of 2024, to vote on the agreements. If approved, the new agreements will take effect on or about the day following the shareholder approval.
The foregoing is not a solicitation of any proxy. Shareholders should read the proxy statement, which contains important information about the proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-3455. The proxy statement will also be available on the Securities and Exchange Commission's website (www.sec.gov).

STE-PSTK-0324-101 1.9904827.101	March 27, 2024
Supplement to the
Strategic Advisers® Emerging Markets Fund
April 29, 2023
Prospectus

The Board of Trustees has approved, subject to shareholder approval, a new sub-advisory agreement with Fidelity Diversifying Solutions LLC (FDS) and new sub-subadvisory agreements between FDS and each of FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited and Fidelity Management & Research (Hong Kong) Limited on behalf of the fund.  A meeting of the shareholders of the fund is expected to be held in the third quarter of 2024, to vote on the agreements. If approved, the new agreements will take effect on or about the day following the shareholder approval.
The foregoing is not a solicitation of any proxy. Shareholders should read the proxy statement, which contains important information about the proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-3455. The proxy statement will also be available on the Securities and Exchange Commission's website (www.sec.gov).

Somerset Capital Management LLP (Somerset) no longer serves as a sub-adviser for the fund. The following section is updated to reflect the current listing of sub-advisers, and all other references to Somerset are no longer applicable:
Investment Adviser
Strategic Advisers (the Adviser) is the fund's manager. Acadian Asset Management LLC, Causeway Capital Management LLC, FIAM LLC, FIL Investment Advisors, Geode Capital Management, LLC, Schroder Investment Management North America Inc., and T. Rowe Price Associates, Inc. have been retained to serve as  sub-advisers for the fund.
FIL Investment Advisors (UK) (FIA(UK)), FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Limited (FMR Japan), Schroder Investment Management North America Limited (SIMNA Ltd.), and T. Rowe Price Singapore Private Ltd. (T. Rowe Singapore) have been retained to serve as sub-subadvisers for the fund.
The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
SAE-PSTK-0324-114 1.922892.114	March 27, 2024
Supplement to the
Strategic Advisers® Alternatives Fund
July 29, 2023
Prospectus

The Board of Trustees has approved, subject to shareholder approval, a new sub-advisory agreement with FIL Investment Advisors (FIL) and a new sub-subadvisory agreement between FIL and FIL Investment Advisors (UK) Limited on behalf of the fund. A meeting of the shareholders of the fund is expected to be held in the third quarter of 2024, to vote on the agreements. If approved, the new agreements will take effect on or about the day following the shareholder approval.
The foregoing is not a solicitation of any proxy. Shareholders should read the proxy statement, which contains important information about the proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-3455. The proxy statement will also be available on the Securities and Exchange Commission's website (www.sec.gov).

The following information replaces similar information found in the "Fund Summary" section under the "Investment Adviser" heading.
Strategic Advisers (the Adviser) is the fund's manager. Capital Fund Management S.A., Fidelity Diversifying Solutions LLC, and Pacific Investment Management Company LLC have been retained to serve as sub-advisers for the fund.

The following information supplements information found in the "Fund Management" section under the "Sub-Adviser(s)" heading.
Capital Fund Management S.A. (CFM), at 23, rue de l'Université 75007 Paris, France, has been retained to serve as a sub-adviser for the fund. As of February 29, 2024, CFM had approximately $9.7 billion in assets under management.

The following information supplements information found in the "Fund Management" section under the "Advisory Fee(s)" heading.
The basis for the Board of Trustees approving the sub-advisory agreement for CFM for the fund will be included in the fund's annual report for the fiscal period ending May 31, 2024, when available.
SAA-PSTK-0324-100 1.9912423.100	March 27, 2024
Supplement to the
Strategic Advisers® Fidelity® Emerging Markets Fund
July 29, 2023
STATEMENT OF ADDITIONAL INFORMATION

Effective March 7, 2024, the sub-subadvisory agreement between FIL Investment Advisors (FIA) and FIL Investment Advisors (UK) Limited (FIA(UK)) was amended. The following information replaces similar information found in the "Management Contracts" section under "Sub-Adviser - FIA".
On behalf of the fund, FIA, in turn, has entered into a sub-subadvisory agreement with FIA(UK). Pursuant to the sub-subadvisory agreement, FIA may receive from the sub-subadviser investment research and advice on issuers outside the United States (non-discretionary services) and FIA may grant the sub-subadviser investment management authority and the authority to buy and sell securities if FIA believes it would be beneficial to the fund (discretionary services). FIA, not the fund, pays FIA(UK). For providing non-discretionary services, FIA pays FIA(UK) a fee equal to 110% of FIA(UK)'s costs incurred in connection with providing such services. For providing discretionary services, FIA pays FIA(UK) a fee equal to a percentage of the fund's monthly average net assets managed by FIA(UK) on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIA(UK) on behalf of FIA pursuant to sub-advisory arrangements less any assets managed by FIA(UK) on behalf of FIA on which a reduction is applicable to the fee paid to FIA(UK) (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the following graduated fee rate schedule. FIA(UK)'s fee will not exceed 50% of the fee that FIA receives from Strategic Advisers for services provided on behalf of the fund.
Average Group Assets	Annualized Fee Rate
from $0 - $500 million	0.32%
$500 million - $1 billion	0.27%
Over $1 billion	0.24%

STE-SSTK-0324-102-1.9899412.102	March 27, 2024